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EXHIBIT 32.1


           Section 906 of the Sarbanes-Oxley Act of 2002 Certification


To Whom It May Concern,

         In connection with the Annual Report of Ingen Technologies Inc. ("Ingen") on Form 10-KSB/A for the fiscal year ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), we, Scott R. Sand, Chief Executive Officer and Chairman of Ingen, and Thomas J. Neavitt, Secretary and Chief Financial Officer of Ingen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ingen.

         /s/ Scott R. Sand
         ------------------------------------
         Scott R. Sand
         Chief Executive Officer and Chairman

         /s/ Thomas J. Neavitt
         -------------------------------------
         Thomas J. Neavitt
         Secretary and Chief Financial Officer


November 13, 2008